Exhibit 99.2

Financial Supplement
Third Quarter 2015
(Unaudited)

World Headquarters	Internet address	Contacts:
16600 Swingley Ridge Road	www.rgare.com	Jack B. Lay
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: jlay@rgare.com

Jeff Hopson
Sr. Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA.”

Reinsurance Group of America, Incorporated
Financial Supplement
3rd Quarter 2015

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated ("RGA") with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’
equity excluding AOCI.

Reinsurance Group of America, Incorporated

PRIOR PERIOD RECLASSIFICATIONS
Effective January 1, 2015, the Company further segmented the Canada; Europe, Middle East and Africa; and Asia Pacific segments into traditional and non-traditional businesses to reflect the expanded product offerings within its geographic-based segments. The prior-period presentation has been adjusted to conform to the new segment reporting structure.

Reinsurance Group of America, Incorporated Financial Highlights

	Three Months Ended						Current Qtr vs. PY Quarter	Year-to Date
(USD thousands, except inforce & per share data)	Sept. 30,	June 30,	March 31,	Dec. 31,		Sept. 30,		Sept. 30,	Sept. 30,
	2015	2015	2015	2014		2014		2015	2014	Change
Net premiums	$2,089,345	$2,129,043	$2,023,852	$2,217,772		$2,168,285	$(78,940)	$6,242,240	$6,452,082	$(209,842)
Net income	83,534	130,391	125,114	191,091		157,996	(74,462)	339,039	492,956	(153,917)
Operating income	127,086	130,270	121,778	208,288		159,823	(32,737)	379,134	429,761	(50,627)
Operating return on equity (ex AOCI) -
annualized	9.5%	9.8%	9.2%	15.8%		12.5%	(3.0)%
trailing 12 months	11.1%	11.8%	12.5%	12.5%		11.7%	(0.6)%
Total assets	47,606,120	47,460,271	44,691,268	44,679,611		42,910,363	4,695,757
Assumed Life Reinsurance in Force (in billions)
U.S. and Latin America Traditional	$1,476.1	$1,475.6	$1,479.4	$1,483.9		$1,387.2	$88.9
U.S. and Latin America Non-Traditional	2.2	2.1	2.1	1.4		2.2	—
Canada Traditional	343.0	360.7	349.0	402.8		383.9	(40.9)
Europe, Middle East and Africa Traditional	566.0	573.9	553.3	561.1		573.0	(7.0)
Asia Pacific Traditional	461.8	512.7	460.6	494.0		577.0	(115.2)
Asia Pacific Non-Traditional	0.3	0.3	0.3	0.3		0.3	—
Total Life Reinsurance in Force	$2,849.4	$2,925.3	$2,844.7	$2,943.5		$2,923.6	$(74.2)
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$26.4	$15.7	$19.7	$118.1	(1)	$16.6	$9.8	$61.8	$58.8	$3.0
Canada Traditional	9.1	11.1	9.7	13.9		11.6	(2.5)	29.9	34.4	(4.5)
Europe, Middle East and Africa Traditional	24.7	32.3	48.6	38.5		22.5	2.2	105.6	136.7	(31.1)
Asia Pacific Traditional	24.4	12.6	27.8	22.4		21.1	3.3	64.8	59.2	5.6
Total New Business Production	$84.6	$71.7	$105.8	$192.9		$71.8	$12.8	$262.1	$289.1	$(27.0)
Per Share and Shares Data
Basic earnings per share
Net income	$1.26	$1.97	$1.84	$2.78		$2.30	$(1.04)	$5.07	$7.10	$(2.03)
Operating income	$1.92	$1.96	$1.79	$3.03		$2.33	$(0.41)	$5.67	$6.19	$(0.52)
Diluted earnings per share
Net income	$1.25	$1.94	$1.81	$2.75		$2.28	$(1.03)	$5.01	$7.03	$(2.02)
Operating income	$1.90	$1.94	$1.77	$2.99		$2.31	$(0.41)	$5.60	$6.13	$(0.53)

Wgt. average common shares outstanding
(basic)	66,205	66,351	68,141	68,718		68,642	(2,437)	66,895	69,426	(2,531)
(diluted)	66,882	67,120	68,942	69,550		69,335	(2,453)	67,644	70,101	(2,457)

Common shares issued	79,138	79,138	79,138	79,138		79,138	—	79,138	79,138	—
Treasury shares	13,389	12,716	12,699	10,365		10,472	2,917	13,389	10,472	2,917
Common shares outstanding	65,749	66,422	66,439	68,773		68,666	(2,917)	65,749	68,666	(2,917)

Book value per share	$94.92	$97.61	$107.62	$102.13		$97.28
Per share effect of accumulated other
comprehensive income (AOCI)	$13.78	$17.31	$28.36	$24.10		$21.84
Book value per share, excluding AOCI	$81.14	$80.30	$79.26	$78.03		$75.44

Shareholder dividends paid	$24,592.1	$21,850.5	$22,668.8	$22,669.4		$22,632.1	$1,960.0	$69,111.4	$64,586.8	$4,524.6
(1) Increase in new business production related to the Voya Financial transaction that closed during the 4th quarter of 2014.

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr	Year-to Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2015	2015	2015	2014	2014	Quarter	2015	2014	Change
Revenues:
Net premiums	$2,089,345	$2,129,043	$2,023,852	$2,217,772	$2,168,285	$(78,940)	$6,242,240	$6,452,082	$(209,842)
Investment income, net of related expenses	389,597	450,539	426,891	451,603	447,106	(57,509)	1,267,027	1,262,088	4,939
Investment related gains (losses), net
OTTI on fixed maturity securities	(23,111)	(4,137)	(2,527)	(6,347)	(246)	(22,865)	(29,775)	(1,419)	(28,356)
Other investment related gains (losses), net	(88,235)	(12,041)	10,110	(32,876)	22,564	(110,799)	(90,166)	226,835	(317,001)
Total investment related gains (losses), net	(111,346)	(16,178)	7,583	(39,223)	22,318	(133,664)	(119,941)	225,416	(345,357)
Other revenue	71,038	66,936	62,287	67,261	78,879	(7,841)	200,261	267,195	(66,934)
Total revenues	2,438,634	2,630,340	2,520,613	2,697,413	2,716,588	(277,954)	7,589,587	8,206,781	(617,194)
Benefits and expenses:
Claims and other policy benefits	1,831,819	1,866,183	1,775,451	1,866,042	1,855,037	(23,218)	5,473,453	5,540,599	(67,146)
Interest credited	34,008	77,246	120,678	103,523	120,952	(86,944)	231,932	347,508	(115,576)
Policy acquisition costs and other insurance expenses	249,702	300,412	277,043	290,775	336,411	(86,709)	827,157	1,100,658	(273,501)
Other operating expenses	142,270	131,600	121,618	166,280	133,737	8,533	395,488	372,135	23,353
Interest expense	35,565	35,851	35,627	(9,660)	36,065	(500)	107,043	106,360	683
Collateral finance and securitization expense	5,133	5,258	6,071	3,710	2,571	2,562	16,462	7,731	8,731
Total benefits and expenses	2,298,497	2,416,550	2,336,488	2,420,670	2,484,773	(186,276)	7,051,535	7,474,991	(423,456)
Income before income taxes	140,137	213,790	184,125	276,743	231,815	(91,678)	538,052	731,790	(193,738)
Income tax expense	56,603	83,399	59,011	85,652	73,819	(17,216)	199,013	238,834	(39,821)
Net income	$83,534	$130,391	$125,114	$191,091	$157,996	$(74,462)	$339,039	$492,956	$(153,917)
Pre-tax Operating Income Reconciliation:
Income before income taxes	140,137	213,790	184,125	276,743	231,815	(91,678)	538,052	731,790	(193,738)
Investment and derivative losses (gains)—
non-operating (1)	(35,028)	41,526	(20,946)	(22,453)	(8,413)	(26,615)	(14,448)	(72,855)	58,407
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	46,169	23,098	2,325	14,523	(56,812)	102,981	71,592	(212,888)	284,480
GMXB embedded derivatives (1)	95,373	(50,878)	25,133	52,901	47,479	47,894	69,628	76,323	(6,695)
Funds withheld losses (gains)—investment income	(2,212)	(3,002)	(11,402)	(1,371)	(5,501)	3,289	(16,616)	(11,844)	(4,772)
EIA embedded derivatives—interest credited	(10,995)	(10,488)	10,313	(362)	(415)	(10,580)	(11,170)	(59)	(11,111)
DAC offset, net	(25,945)	(1,187)	(8,951)	(15,253)	26,521	(52,466)	(36,083)	127,132	(163,215)
Non-investment derivatives	(383)	493	(108)	(472)	28	(411)	2	28	(26)
Operating Income Before Income Taxes	$207,116	$213,352	$180,489	$304,256	$234,702	$(27,586)	$600,957	$637,627	$(36,670)
After-tax Operating Income Reconciliation:
Net Income	83,534	130,391	125,114	191,091	157,996	(74,462)	339,039	492,956	(153,917)
Investment and derivative losses (gains)—
non-operating (1)	(22,750)	27,152	(14,585)	(15,281)	(5,517)	(17,233)	(10,183)	(49,344)	39,161
Change in value of modified coinsurance
and funds withheld embedded derivatives (1)	30,010	15,014	1,511	9,440	(36,928)	66,938	46,535	(138,377)	184,912
GMXB embedded derivatives (1)	61,992	(33,070)	16,336	34,386	30,861	31,131	45,258	49,610	(4,352)
Funds withheld losses (gains)—investment income	(1,438)	(1,951)	(7,412)	(891)	(3,576)	2,138	(10,801)	(7,699)	(3,102)
EIA embedded derivatives—interest credited	(7,147)	(6,817)	6,703	(236)	(269)	(6,878)	(7,261)	(38)	(7,223)
DAC offset, net	(16,865)	(770)	(5,819)	(9,914)	17,238	(34,103)	(23,454)	82,635	(106,089)
Non-investment derivatives	(250)	321	(70)	(307)	18	(268)	1	18	(17)
Operating Income	$127,086	$130,270	$121,778	$208,288	$159,823	$(32,737)	$379,134	$429,761	$(50,627)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated Consolidated Operating Income Statement

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands, except per share data)	2015	2015	2015	2014	2014		2015	2014	Change
Revenues:
Net premiums	$2,089,345	$2,129,043	$2,023,852	$2,217,772	$2,168,285	$(78,940)	$6,242,240	$6,452,082	$(209,842)
Investment income, net of related expenses	387,385	447,537	415,489	450,232	441,605	(54,220)	1,250,411	1,250,244	167
Investment related gains (losses), net	(4,832)	(2,432)	14,095	5,748	4,572	(9,404)	6,831	15,996	(9,165)
Other revenue	70,655	67,429	62,179	66,789	78,907	(8,252)	200,263	267,223	(66,960)
Total revenues	2,542,553	2,641,577	2,515,615	2,740,541	2,693,369	(150,816)	7,699,745	7,985,545	(285,800)

Benefits and expenses:
Claims and other policy benefits	1,831,819	1,866,183	1,775,451	1,866,042	1,855,037	(23,218)	5,473,453	5,540,599	(67,146)
Interest credited	45,003	87,734	110,365	103,885	121,367	(76,364)	243,102	347,567	(104,465)
Policy acquisition costs and other insurance expenses	275,647	301,599	285,994	306,028	309,890	(34,243)	863,240	973,526	(110,286)
Other operating expenses	142,270	131,600	121,618	166,280	133,737	8,533	395,488	372,135	23,353
Interest expense	35,565	35,851	35,627	(9,660)	36,065	(500)	107,043	106,360	683
Collateral finance and securitization expense	5,133	5,258	6,071	3,710	2,571	2,562	16,462	7,731	8,731
Total benefits and expenses	2,335,437	2,428,225	2,335,126	2,436,285	2,458,667	(123,230)	7,098,788	7,347,918	(249,130)

Operating income before income taxes	207,116	213,352	180,489	304,256	234,702	(27,586)	600,957	637,627	(36,670)

Operating income tax expense	80,030	83,082	58,711	95,968	74,879	5,151	221,823	207,866	13,957

Operating income	$127,086	$130,270	$121,778	$208,288	$159,823	$(32,737)	$379,134	$429,761	$(50,627)

Wgt. Average Common Shares Outstanding (Diluted)	66,882	67,120	68,942	69,550	69,335	(2,453)	67,644	70,101	(2,457)

Diluted Earnings Per Share—Operating Income	$1.90	$1.94	$1.77	$2.99	$2.31	$(0.41)	$5.60	$6.13	$(0.53)

Foreign currency effect on (1):
Net premiums	$(145,047)	$(121,287)	$(96,024)	$(61,093)	$5,906	$(150,953)	$(362,358)	$(49,283)	$(313,075)
Operating income before income taxes	$(15,526)	$(8,700)	$(11,833)	$(9,276)	$(2,016)	$(13,510)	$(36,059)	$(9,430)	$(26,629)

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Consolidated Balance Sheets

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(USD thousands)	2015	2015	2015	2014	2014
Assets
Fixed maturity securities, available-for-sale	$27,411,788	$28,063,975	$25,801,223	$25,480,972	$24,475,451
Mortgage loans on real estate	3,170,002	3,073,313	2,913,486	2,712,238	2,617,091
Policy loans	1,444,009	1,438,156	1,284,085	1,284,284	1,249,948
Funds withheld at interest	5,675,174	5,840,076	5,841,554	5,922,561	5,969,006
Short-term investments	58,200	76,118	89,136	97,694	44,437
Other invested assets	1,187,504	1,110,107	1,243,033	1,198,319	1,165,021
Total investments	38,946,677	39,601,745	37,172,517	36,696,068	35,520,954
Cash and cash equivalents	1,747,692	1,335,661	1,083,179	1,645,669	1,118,745
Accrued investment income	342,088	322,069	283,665	261,096	305,880
Premiums receivable and other reinsurance balances	1,553,093	1,518,208	1,509,810	1,527,729	1,491,993
Reinsurance ceded receivables	661,185	711,463	665,797	578,206	596,704
Deferred policy acquisition costs	3,311,086	3,299,541	3,286,348	3,342,575	3,297,616
Other assets	1,044,299	671,584	689,952	628,268	578,471
Total assets	$47,606,120	$47,460,271	$44,691,268	$44,679,611	$42,910,363

Liabilities and Stockholders’ Equity
Future policy benefits	$16,574,783	$16,773,035	$14,152,780	$14,476,637	$13,541,687
Interest-sensitive contract liabilities	13,699,896	13,516,059	12,508,201	12,591,497	12,638,117
Other policy claims and benefits	3,892,036	3,857,610	3,822,699	3,824,069	3,861,060
Other reinsurance balances	280,093	311,388	320,950	306,915	276,314
Deferred income taxes	2,285,066	2,246,086	2,529,733	2,365,817	2,149,076
Other liabilities	1,405,675	1,032,980	1,118,645	994,230	967,303
Long-term debt	2,313,053	2,313,470	2,313,884	2,314,293	2,314,693
Collateral finance and securitization notes	914,452	926,410	774,351	782,701	482,115
Total liabilities	41,365,054	40,977,038	37,541,243	37,656,159	36,230,365

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,812,377	1,805,858	1,802,774	1,798,279	1,784,818
Retained earnings	4,482,709	4,425,302	4,339,028	4,239,647	4,074,047
Treasury stock	(961,290)	(898,082)	(876,804)	(672,394)	(679,265)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(119,493)	(13,989)	(35,924)	81,847	131,936
Unrealized appreciation of securities, net of income taxes	1,071,990	1,211,056	1,968,697	1,624,773	1,387,957
Pension and postretirement benefits, net of income taxes	(46,018)	(47,703)	(48,537)	(49,491)	(20,286)
Total stockholders’ equity	6,241,066	6,483,233	7,150,025	7,023,452	6,679,998
Total liabilities and stockholders’ equity	$47,606,120	$47,460,271	$44,691,268	$44,679,611	$42,910,363

Total stockholders’ equity, excluding AOCI	$5,334,587	$5,333,869	$5,265,789	$5,366,323	$5,180,391

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2015	2015	2015	2014	2014		2015	2014	Change
Revenues:
Net premiums	$1,150,936	$1,170,931	$1,114,094	$1,221,862	$1,171,916	$(20,980)	$3,435,961	$3,503,643	$(67,682)
Investment income, net of related expenses	154,210	163,390	143,005	142,753	139,272	14,938	460,605	410,052	50,553
Other revenue	6,566	4,567	664	1,323	783	5,783	11,797	2,192	9,605
Total revenues	1,311,712	1,338,888	1,257,763	1,365,938	1,311,971	(259)	3,908,363	3,915,887	(7,524)

Benefits and expenses:
Claims and other policy benefits	1,049,973	1,041,390	1,039,407	1,021,046	1,030,525	19,448	3,130,770	3,109,262	21,508
Interest credited	20,999	21,875	12,944	13,101	12,993	8,006	55,818	38,083	17,735
Policy acquisition costs and other insurance expenses	158,452	169,035	158,567	168,395	161,120	(2,668)	486,054	473,390	12,664
Other operating expenses	27,562	27,155	26,529	29,276	28,408	(846)	81,246	79,070	2,176
Total benefits and expenses	1,256,986	1,259,455	1,237,447	1,231,818	1,233,046	23,940	3,753,888	3,699,805	54,083

Operating income before income taxes	54,726	79,433	20,316	134,120	78,925	(24,199)	154,475	216,082	(61,607)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	54,726	79,433	20,316	134,120	78,925	(24,199)	154,475	216,082	(61,607)
Investment and derivative (losses) gains - non-operating	926	3,360	(2,473)	(5,268)	(1,092)	2,018	1,813	6,711	(4,898)
Income before income taxes	$55,652	$82,793	$17,843	$128,852	$77,833	$(22,181)	$156,288	$222,793	$(66,505)

Loss and Expense Ratios:
Claims and other policy benefits	91.2%	88.9%	93.3%	83.6%	87.9%	3.3%	91.1%	88.7%	2.4%
Policy acquisition costs and other insurance expenses	13.8%	14.4%	14.2%	13.8%	13.7%	0.1%	14.1%	13.5%	0.6%
Other operating expenses	2.4%	2.3%	2.4%	2.4%	2.4%	0.0%	2.4%	2.3%	0.1%

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2015	2015	2015	2014	2014		2015	2014	Change
Revenues:
Net premiums	$5,177	$5,941	$5,041	$4,747	$5,168	$9	$16,159	$15,332	$827
Investment income, net of related expenses	103,052	152,616	141,470	155,557	170,608	(67,556)	397,138	473,154	(76,016)
Investment related gains (losses), net	1	—	—	1	(2)	3	1	(1)	2
Other revenue	28,973	26,634	26,544	28,436	28,944	29	82,151	86,596	(4,445)
Total revenues	137,203	185,191	173,055	188,741	204,718	(67,515)	495,449	575,081	(79,632)

Benefits and expenses:
Claims and other policy benefits	16,832	19,983	6,726	5,289	5,586	11,246	43,541	14,559	28,982
Interest credited	29,530	69,530	84,672	86,294	104,985	(75,455)	183,732	296,666	(112,934)
Policy acquisition costs and other insurance expenses	30,718	34,163	37,005	36,380	31,960	(1,242)	101,886	108,730	(6,844)
Other operating expenses	4,893	5,113	4,318	4,764	4,211	682	14,324	12,118	2,206
Total benefits and expenses	81,973	128,789	132,721	132,727	146,742	(64,769)	343,483	432,073	(88,590)

Operating income before income taxes	55,230	56,402	40,334	56,014	57,976	(2,746)	151,966	143,008	8,958

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	55,230	56,402	40,334	56,014	57,976	(2,746)	151,966	143,008	8,958
Investment and derivative gains (losses) - non-operating (1)	73,476	(39,497)	21,787	28,086	18,001	55,475	55,766	51,713	4,053
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(47,094)	(26,456)	147	(13,490)	56,490	(103,584)	(73,403)	214,954	(288,357)
GMXB embedded derivatives (1)	(95,373)	50,878	(25,133)	(52,901)	(47,479)	(47,894)	(69,628)	(76,323)	6,695
Funds withheld gains (losses) - investment income	1,003	2,748	6,367	1,154	4,914	(3,911)	10,118	9,929	189
EIA embedded derivatives - interest credited	10,995	10,488	(10,313)	362	415	10,580	11,170	59	11,111
DAC offset, net	25,945	1,187	8,951	15,253	(26,521)	52,466	36,083	(127,132)	163,215
Income before income taxes	$24,182	$55,750	$42,140	$34,478	$63,796	$(39,614)	$122,072	$216,208	$(94,136)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income (Cont’d)

	Three Months Ended
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(USD millions)	2015	2015	2015	2014	2014
Annuity account values:

Fixed annuities (deferred)	$4,883	$5,004	$4,779	$4,859	$4,919

Net interest spread (fixed annuities):	2.5%	2.5%	2.3%	3.5%	3.2%

Equity-indexed annuities	$4,536	$4,622	$4,666	$4,695	$4,716

Variable annuities:
No riders	$791	$843	$864	$881	$899
GMDB only	63	69	71	75	79
GMIB only	5	5	5	5	6
GMAB only	33	38	41	44	46
GMWB only	1,426	1,540	1,600	1,636	1,676
GMDB / WB	361	391	410	427	427
Other	22	24	26	27	28
Total VA account values	$2,701	$2,910	$3,017	$3,095	$3,161

Fair value of liabilities associated with living benefit riders	$229	$134	$184	$159	$106

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$313	$325	$336	$336	$336

Bank-owned life insurance (BOLI)	$556	$554	$551	$548	$544

Other asset-intensive business	$67	$67	$68	$69	$69

Future policy benefits associated with:

Payout annuities	$1,919	$1,952	$—	$—	$—

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Financial Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2015	2015	2015	2014	2014		2015	2014	Change
Revenues:
Investment income, net of related expenses	$1,438	$1,194	$1,145	$1,155	$1,003	$435	$3,777	$3,336	$441
Other revenue	16,446	17,717	15,305	18,363	23,581	(7,135)	49,468	64,456	(14,988)
Total revenues	17,884	18,911	16,450	19,518	24,584	(6,700)	53,245	67,792	(14,547)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2,535	2,522	2,416	4,112	8,458	(5,923)	7,473	21,144	(13,671)
Other operating expenses	3,276	1,746	1,669	2,876	2,322	954	6,691	6,809	(118)
Total benefits and expenses	5,811	4,268	4,085	6,988	10,780	(4,969)	14,164	27,953	(13,789)

Operating income before income taxes	12,073	14,643	12,365	12,530	13,804	(1,731)	39,081	39,839	(758)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	12,073	14,643	12,365	12,530	13,804	(1,731)	39,081	39,839	(758)
Investment and derivative gains (losses) - non-operating	—	—	—	(162)	(100)	100	—	51	(51)
Income before income taxes	$12,073	$14,643	$12,365	$12,368	$13,704	$(1,631)	$39,081	$39,890	$(809)

Reinsurance Group of America, Incorporated Canada Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2015	2015	2015	2014	2014		2015	2014	Change
Revenues:
Net premiums	$200,000	$224,960	$212,550	$240,409	$239,645	$(39,645)	$637,510	$712,980	$(75,470)
Investment income, net of related expenses	43,283	45,497	44,405	47,442	49,060	(5,777)	133,185	144,036	(10,851)
Investment related gains (losses), net	1,109	1,110	939	937	907	202	3,158	2,534	624
Other revenue	767	(454)	1,556	569	761	6	1,869	1,502	367
Total revenues	245,159	271,113	259,450	289,357	290,373	(45,214)	775,722	861,052	(85,330)

Benefits and expenses:
Claims and other policy benefits	152,640	185,742	183,534	200,620	195,162	(42,522)	521,916	583,817	(61,901)
Interest credited	5	5	4	14	10	(5)	14	19	(5)
Policy acquisition costs and other insurance expenses	46,581	53,371	49,551	60,699	60,260	(13,679)	149,503	173,900	(24,397)
Other operating expenses	8,140	8,236	9,188	9,826	10,086	(1,946)	25,564	29,185	(3,621)
Total benefits and expenses	207,366	247,354	242,277	271,159	265,518	(58,152)	696,997	786,921	(89,924)

Operating income before income taxes	37,793	23,759	17,173	18,198	24,855	12,938	78,725	74,131	4,594

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	37,793	23,759	17,173	18,198	24,855	12,938	78,725	74,131	4,594
Investment and derivative gains (losses) - non-operating	(4,930)	(1,277)	519	1,418	(1,282)	(3,648)	(5,688)	(444)	(5,244)
Funds withheld gains (losses) - investment income	1,209	254	5,035	217	587	622	6,498	1,915	4,583
Income before income taxes	$34,072	$22,736	$22,727	$19,833	$24,160	$9,912	$79,535	$75,602	$3,933

Loss and Expense Ratios:
Loss ratios (creditor business)	34.4%	31.8%	29.5%	31.3%	28.0%	6.4%	31.8%	28.8%	3.0%
Loss ratios (excluding creditor business)	86.6%	95.9%	101.2%	100.6%	98.3%	(11.7)%	94.7%	97.8%	(3.1)%
Claims and other policy benefits / (net premiums + investment income)	62.7%	68.7%	71.4%	69.7%	67.6%	(4.9)%	67.7%	68.1%	(0.4)%
Policy acquisition costs and other insurance expenses (creditor business)	62.1%	64.0%	63.0%	65.8%	65.2%	(3.1)%	63.1%	63.7%	(0.6)%
Policy acquisition costs and other insurance expenses (excluding creditor business)	13.7%	13.2%	12.9%	11.9%	12.5%	1.2%	13.3%	12.6%	0.7%
Other operating expenses	4.1%	3.7%	4.3%	4.1%	4.2%	(0.1)%	4.0%	4.1%	(0.1)%

Foreign currency effect on (1):
Net premiums	$(40,371)	$(28,850)	$(26,121)	$(18,820)	$(11,917)	$(28,454)	$(95,342)	$(49,968)	$(45,374)
Operating income before income taxes	$(7,644)	$(3,065)	$(2,147)	$(1,750)	$(1,556)	$(6,088)	$(12,856)	$(5,571)	$(7,285)

Creditor reinsurance net premiums	$39,462	$46,629	$44,054	$59,451	$57,412	$(17,950)	$130,145	$164,769	$(34,624)

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Canada Non-Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2015	2015	2015	2014	2014		2015	2014	Change
Revenues:
Net premiums	$9,275	$9,725	$9,967	$4,615	$5,491	$3,784	$28,967	$16,577	$12,390
Investment income, net of related expenses	230	328	550	616	600	(370)	1,108	1,979	(871)
Other revenue	1,535	1,405	1,357	1,432	1,568	(33)	4,297	3,051	1,246
Total revenues	11,040	11,458	11,874	6,663	7,659	3,381	34,372	21,607	12,765

Benefits and expenses:
Claims and other policy benefits	7,340	7,904	7,299	4,451	6,271	1,069	22,543	15,665	6,878
Policy acquisition costs and other insurance expenses	152	148	107	131	149	3	407	450	(43)
Other operating expenses	291	312	337	350	358	(67)	940	1,038	(98)
Total benefits and expenses	7,783	8,364	7,743	4,932	6,778	1,005	23,890	17,153	6,737

Operating income before income taxes	3,257	3,094	4,131	1,731	881	2,376	10,482	4,454	6,028

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	3,257	3,094	4,131	1,731	881	2,376	10,482	4,454	6,028
Investment and derivative gains (losses) - non-operating	—	—	—	8	3	(3)	—	72	(72)
Income before income taxes	$3,257	$3,094	$4,131	$1,739	$884	$2,373	$10,482	$4,526	$5,956

Foreign currency effect on (2):
Net premiums	$(1,872)	$(1,234)	$(1,302)	$(1,390)	$(29)	$(1,843)	$(4,408)	$(140)	$(4,268)
Operating income before income taxes	$(659)	$(397)	$(251)	$(146)	$(49)	$(610)	$(1,307)	$(310)	$(997)

(1) The Canadian non-traditional segment includes longevity and financial reinsurance business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2015	2015	2015	2014	2014		2015	2014	Change
Revenues:
Net premiums	$276,111	$275,745	$269,746	$288,191	$291,015	$(14,904)	$821,602	$869,216	$(47,614)
Investment income, net of related expenses	12,066	13,092	12,089	15,099	13,050	(984)	37,247	36,987	260
Investment related gains (losses), net	(7,167)	(4,509)	12,208	3,678	2,550	(9,717)	532	10,326	(9,794)
Other revenue	3,051	(136)	1,140	(582)	2,878	173	4,055	2,946	1,109
Total revenues	284,061	284,192	295,183	306,386	309,493	(25,432)	863,436	919,475	(56,039)

Benefits and expenses:
Claims and other policy benefits	232,473	240,942	235,307	247,959	244,010	(11,537)	708,722	749,801	(41,079)
Interest credited	(6,798)	(4,048)	12,349	4,076	2,959	(9,757)	1,503	11,495	(9,992)
Policy acquisition costs and other insurance expenses	17,680	14,183	12,008	14,038	17,205	475	43,871	42,934	937
Other operating expenses	25,085	23,956	25,086	30,414	25,028	57	74,127	74,027	100
Total benefits and expenses	268,440	275,033	284,750	296,487	289,202	(20,762)	828,223	878,257	(50,034)

Operating income before income taxes	15,621	9,159	10,433	9,899	20,291	(4,670)	35,213	41,218	(6,005)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	15,621	9,159	10,433	9,899	20,291	(4,670)	35,213	41,218	(6,005)
Investment and derivative gains (losses) - non-operating	289	—	49	3,330	990	(701)	338	5,858	(5,520)
Income before income taxes	$15,910	$9,159	$10,482	$13,229	$21,281	$(5,371)	$35,551	$47,076	$(11,525)

Loss and Expense Ratios:
Claims and other policy benefits	84.2%	87.4%	87.2%	86.0%	83.8%	0.4%	86.3%	86.3%	0.0%
Policy acquisition costs and other insurance expenses	6.4%	5.1%	4.5%	4.9%	5.9%	0.5%	5.3%	4.9%	0.4%
Other operating expenses	9.1%	8.7%	9.3%	10.6%	8.6%	0.5%	9.0%	8.5%	0.5%

Foreign currency effect on (1):
Net premiums	$(29,879)	$(35,426)	$(29,430)	$(24,435)	$13,415	$(43,294)	$(94,735)	$43,484	$(138,219)
Operating income before income taxes	$(716)	$(770)	$(1,301)	$(905)	$1,157	$(1,873)	$(2,787)	$2,348	$(5,135)

Critical illness net premiums	$58,069	$58,278	$58,219	$62,511	$63,303	$(5,234)	$174,566	$195,238	$(20,672)

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Non-Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2015	2015	2015	2014	2014		2015	2014	Change
Revenues:
Net premiums	$44,584	$50,234	$29,860	$57,694	$55,442	$(10,858)	$124,678	$158,868	$(34,190)
Investment income, net of related expenses	17,305	15,782	16,877	28,799	16,141	1,164	49,964	26,244	23,720
Other revenue	6,953	9,694	7,640	8,725	10,640	(3,687)	24,287	26,434	(2,147)
Total revenues	68,842	75,710	54,377	95,218	82,223	(13,381)	198,929	211,546	(12,617)

Benefits and expenses:
Claims and other policy benefits	37,923	39,849	32,081	66,032	53,982	(16,059)	109,853	138,078	(28,225)
Policy acquisition costs and other insurance expenses	(511)	266	(530)	(646)	(738)	227	(775)	(1,710)	935
Other operating expenses	2,592	3,761	4,191	5,948	5,290	(2,698)	10,544	13,759	(3,215)
Total benefits and expenses	40,004	43,876	35,742	71,334	58,534	(18,530)	119,622	150,127	(30,505)

Operating income before income taxes	28,838	31,834	18,635	23,884	23,689	5,149	79,307	61,419	17,888

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	28,838	31,834	18,635	23,884	23,689	5,149	79,307	61,419	17,888
Investment and derivative gains (losses) - non-operating	8	50	851	2,314	206	(198)	909	13,208	(12,299)
Non-investment derivatives	388	(452)	148	512	—	388	84	—	84
Income before income taxes	$29,234	$31,432	$19,634	$26,710	$23,895	$5,339	$80,300	$74,627	$5,673

Foreign currency effect on (2):
Net premiums	$(3,394)	$(4,779)	$(2,327)	$9,345	$1,026	$(4,420)	$(10,500)	$851	$(11,351)
Operating income before income taxes	$(2,780)	$(4,214)	$(2,393)	$(1,510)	$929	$(3,709)	$(9,387)	$3,842	$(13,229)

(1) The Europe, Middle East and Africa non-traditional segment includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2015	2015	2015	2014	2014		2015	2014	Change
Revenues:
Net premiums	$400,322	$390,456	$372,145	$390,652	$393,665	$6,657	$1,162,923	$1,150,258	$12,665
Investment income, net of related expenses	19,626	20,043	20,604	20,785	21,899	(2,273)	60,273	63,704	(3,431)
Investment related gains (losses), net	—	—	—	(1)	1	(1)	—	1	(1)
Other revenue	3,728	815	1,126	3,363	2,776	952	5,669	54,735	(49,066)
Total revenues	423,676	411,314	393,875	414,799	418,341	5,335	1,228,865	1,268,698	(39,833)
Benefits and expenses:
Claims and other policy benefits	333,739	325,667	265,309	312,540	309,648	24,091	924,715	896,071	28,644
Policy acquisition costs and other insurance expenses	41,982	49,335	46,912	46,691	51,249	(9,267)	138,229	212,121	(73,892)
Other operating expenses	34,973	31,997	29,006	37,541	32,818	2,155	95,976	90,870	5,106
Total benefits and expenses	410,694	406,999	341,227	396,772	393,715	16,979	1,158,920	1,199,062	(40,142)

Operating income before income taxes	12,982	4,315	52,648	18,027	24,626	(11,644)	69,945	69,636	309

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	12,982	4,315	52,648	18,027	24,626	(11,644)	69,945	69,636	309
Investment and derivative gains (losses) - non-operating	(1,706)	—	—	1,193	(324)	(1,382)	(1,706)	1,746	(3,452)
Income before income taxes	$11,276	$4,315	$52,648	$19,220	$24,302	$(13,026)	$68,239	$71,382	$(3,143)

Loss and Expense Ratios:
Claims and other policy benefits	83.4%	83.4%	71.3%	80.0%	78.7%	4.7%	79.5%	77.9%	1.6%
Policy acquisition costs and other insurance expenses	10.5%	12.6%	12.6%	12.0%	13.0%	(2.5)%	11.9%	18.4%	(6.5)%
Other operating expenses	8.7%	8.2%	7.8%	9.6%	8.3%	0.4%	8.3%	7.9%	0.4%

Foreign currency effect on (1):
Net premiums	$(69,139)	$(50,842)	$(35,158)	$(23,238)	$3,459	$(72,598)	$(155,139)	$(42,600)	$(112,539)
Operating income before income taxes	$(601)	$1,533	$(4,762)	$(2,414)	$(658)	$57	$(3,830)	$(4,109)	$279

Critical illness net premiums	$86,341	$75,120	$69,867	$76,231	$67,105	$19,236	$231,328	$199,431	$31,897

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Non-Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2015	2015	2015	2014	2014		2015	2014	Change
Revenues:
Net premiums	$2,807	$898	$10,282	$9,429	$5,757	$(2,950)	$13,987	$24,601	$(10,614)
Investment income, net of related expenses	4,482	3,888	3,649	4,264	4,546	(64)	12,019	13,708	(1,689)
Investment related gains (losses), net	706	507	501	665	645	61	1,714	2,190	(476)
Other revenue	4,306	3,839	5,117	5,539	6,174	(1,868)	13,262	17,212	(3,950)
Total revenues	12,301	9,132	19,549	19,897	17,122	(4,821)	40,982	57,711	(16,729)
Benefits and expenses:
Claims and other policy benefits	903	4,706	5,735	8,103	9,859	(8,956)	11,344	33,352	(22,008)
Interest credited	1,023	169	184	195	221	802	1,376	701	675
Policy acquisition costs and other insurance expenses	292	419	546	367	603	(311)	1,257	1,929	(672)
Other operating expenses	3,790	3,187	2,960	4,006	3,621	169	9,937	9,936	1
Total benefits and expenses	6,008	8,481	9,425	12,671	14,304	(8,296)	23,914	45,918	(22,004)

Operating income before income taxes	6,293	651	10,124	7,226	2,818	3,475	17,068	11,793	5,275

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	6,293	651	10,124	7,226	2,818	3,475	17,068	11,793	5,275
Investment and derivative gains (losses) - non-operating	(881)	(2,056)	21	(5,803)	(6,707)	5,826	(2,916)	(1,523)	(1,393)
Income (loss) before income taxes	$5,412	$(1,405)	$10,145	$1,423	$(3,889)	$9,301	$14,152	$10,270	$3,882

Foreign currency effect on (2):
Net premiums	$(392)	$(156)	$(1,686)	$(2,555)	$(48)	$(344)	$(2,234)	$(910)	$(1,324)
Operating income before income taxes	$(1,719)	$(614)	$(451)	$(1,355)	$(436)	$(1,283)	$(2,784)	$(1,258)	$(1,526)

(1) The Asia Pacific non-traditional segment includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2015	2015	2015	2014	2014		2015	2014	Change
Revenues:
Net premiums	$133	$153	$167	$173	$186	$(53)	$453	$607	$(154)
Investment income, net of related expenses	31,693	31,707	31,695	33,762	25,426	6,267	95,095	77,044	18,051
Investment related gains (losses), net	519	460	447	468	471	48	1,426	946	480
Other revenue	(1,670)	3,348	1,730	(379)	802	(2,472)	3,408	8,099	(4,691)
Total revenues	30,675	35,668	34,039	34,024	26,885	3,790	100,382	86,696	13,686

Benefits and expenses:
Claims and other policy benefits	(4)	—	53	2	(6)	2	49	(6)	55
Interest credited	244	203	212	205	199	45	659	603	56
Policy acquisition costs and other insurance income	(22,234)	(21,843)	(20,588)	(24,139)	(20,376)	(1,858)	(64,665)	(59,362)	(5,303)
Other operating expenses	31,668	26,137	18,334	41,279	21,595	10,073	76,139	55,323	20,816
Interest expense	35,565	35,851	35,627	(9,660)	36,065	(500)	107,043	106,360	683
Collateral finance and securitization expense	5,133	5,258	6,071	3,710	2,571	2,562	16,462	7,731	8,731
Total benefits and expenses	50,372	45,606	39,709	11,397	40,048	10,324	135,687	110,649	25,038

Operating income (loss) before income taxes	(19,697)	(9,938)	(5,670)	22,627	(13,163)	(6,534)	(35,305)	(23,953)	(11,352)

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	(19,697)	(9,938)	(5,670)	22,627	(13,163)	(6,534)	(35,305)	(23,953)	(11,352)
Investment and derivative gains (losses) - non-operating	(31,229)	1,252	(2,280)	(3,696)	(960)	(30,269)	(32,257)	(6,603)	(25,654)
Non-investment derivatives	(5)	(41)	(40)	(40)	(28)	23	(86)	(28)	(58)
Income (loss) before income taxes	$(50,931)	$(8,727)	$(7,990)	$18,891	$(14,151)	$(36,780)	$(67,648)	$(30,584)	$(37,064)

Foreign currency effect on (1):
Operating income (loss) before income taxes	$(1,407)	$(1,173)	$(528)	$(1,196)	$(1,403)	$(4)	$(3,108)	$(4,372)	$1,264

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2015	2015	2015	2014	2014		2015	2014	Change
U.S. and Latin America:
Traditional	$54,726	$79,433	$20,316	$134,120	$78,925	$(24,199)	$154,475	$216,082	$(61,607)
Non-Traditional:
Asset Intensive	55,230	56,402	40,334	56,014	57,976	(2,746)	151,966	143,008	8,958
Financial Reinsurance	12,073	14,643	12,365	12,530	13,804	(1,731)	39,081	39,839	(758)
Total U.S. and Latin America	122,029	150,478	73,015	202,664	150,705	(28,676)	345,522	398,929	(53,407)
Canada:
Canada Traditional	37,793	23,759	17,173	18,198	24,855	12,938	78,725	74,131	4,594
Canada Non-Traditional	3,257	3,094	4,131	1,731	881	2,376	10,482	4,454	6,028
Total Canada	41,050	26,853	21,304	19,929	25,736	15,314	89,207	78,585	10,622
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	15,621	9,159	10,433	9,899	20,291	(4,670)	35,213	41,218	(6,005)
Europe, Middle East and Africa Non-Traditional	28,838	31,834	18,635	23,884	23,689	5,149	79,307	61,419	17,888
Total Europe, Middle East and Africa	44,459	40,993	29,068	33,783	43,980	479	114,520	102,637	11,883
Asia Pacific:
Asia Pacific Traditional	12,982	4,315	52,648	18,027	24,626	(11,644)	69,945	69,636	309
Asia Pacific Non-Traditional	6,293	651	10,124	7,226	2,818	3,475	17,068	11,793	5,275
Total Asia Pacific	19,275	4,966	62,772	25,253	27,444	(8,169)	87,013	81,429	5,584
Corporate and Other	(19,697)	(9,938)	(5,670)	22,627	(13,163)	(6,534)	(35,305)	(23,953)	(11,352)
Consolidated	$207,116	$213,352	$180,489	$304,256	$234,702	$(27,586)	$600,957	$637,627	$(36,670)

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2015	2015	2015	2014	2014
Fixed maturity securities, available-for-sale	$27,411,788	$28,063,975	$25,801,223	$25,480,972	$24,475,451
Mortgage loans on real estate	3,170,002	3,073,313	2,913,486	2,712,238	2,617,091
Policy loans	1,444,009	1,438,156	1,284,085	1,284,284	1,249,948
Funds withheld at interest	5,675,174	5,840,076	5,841,554	5,922,561	5,969,006
Short-term investments	58,200	76,118	89,136	97,694	44,437
Other invested assets	1,187,504	1,110,107	1,243,033	1,198,319	1,165,021
Cash and cash equivalents	1,747,692	1,335,661	1,083,179	1,645,669	1,118,745
Total cash and invested assets	$40,694,369	$40,937,406	$38,255,696	$38,341,737	$36,639,699

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2015	2015	2015	2014	2014		2015	2014	Change
Average invested assets at amortized cost (1)	$20,988,046	$21,029,197	$21,073,262	$20,672,245	$20,424,141	$563,905	$20,783,655	$19,854,771	$928,884
Net investment income (1)	$240,168	$252,131	$247,239	$250,757	$240,877	$(709)	$739,538	$707,125	$32,413
Annualized investment yield (ratio of net investment income to average invested assets) (1)	4.66%	4.88%	4.78%	4.94%	4.80%	(0.14)%	4.77%	4.78%	(0.01)%

(1) Excludes spread-related business (e.g. coinsurance of annuities)

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities
(Excludes Funds Withheld Portfolios)

September 30, 2015
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$15,801,362	$702,697	$330,612	$16,173,447	59.1%	$—
Canadian and Canadian provincial governments	2,520,495	1,023,160	929	3,542,726	12.9%	—
Residential mortgage-backed securities	1,234,158	55,711	6,409	1,283,460	4.7%	(300)
Asset-backed securities	1,055,760	16,971	11,359	1,061,372	3.9%	354
Commercial mortgage-backed securities	1,441,845	58,555	8,449	1,491,951	5.4%	(1,609)
U.S. government and agencies	1,337,493	20,688	40,963	1,317,218	4.8%	—
State and political subdivisions	466,685	42,564	7,746	501,503	1.8%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	1,986,997	89,648	36,534	2,040,111	7.4%	—
Total fixed maturity securities	$25,844,795	$2,009,994	$443,001	$27,411,788	100.0%	$(1,555)

Non-redeemable preferred stock	89,726	2,737	7,754	84,709	76.7%
Other equity securities	26,968	—	1,303	25,665	23.3%
Total equity securities	$116,694	$2,737	$9,057	$110,374	100.0%

December 31, 2014
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$14,010,604	$965,523	$90,544	$14,885,583	58.4%	$—
Canadian and Canadian provincial governments	2,668,852	1,196,420	7	3,865,265	15.2%	—
Residential mortgage-backed securities	991,867	52,640	6,611	1,037,896	4.1%	(300)
Asset-backed securities	1,059,660	20,301	10,375	1,069,586	4.2%	354
Commercial mortgage-backed securities	1,453,657	87,593	8,659	1,532,591	6.0%	(1,609)
U.S. government and agencies	501,352	25,014	515	525,851	2.0%	—
State and political subdivisions	378,457	51,117	3,498	426,076	1.7%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,041,148	110,065	13,089	2,138,124	8.4%	—
Total fixed maturity securities	$23,105,597	$2,508,673	$133,298	$25,480,972	100.0%	$(1,555)

Non-redeemable preferred stock	93,540	7,350	1,527	99,363	78.3%
Other equity securities	26,994	597	94	27,497	21.7%
Total equity securities	$120,534	$7,947	$1,621	$126,860	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Fixed Maturities Securities by Sector (Excludes Funds Withheld Portfolios)

	September 30, 2015				December 31, 2014
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial Institutions
Banking	$3,288,755	$3,385,294	21.0%	A-	$3,085,645	$3,227,988	21.6%	A-
Brokerage/Asset Managers/Exchanges	283,414	299,018	1.8%	A	247,955	268,439	1.8%	A
Finance Comp.	169,134	179,239	1.1%	A+	187,055	199,781	1.3%	A+
Insurance	766,110	805,743	5.0%	A-	692,464	758,825	5.1%	A-
REITs	526,359	548,550	3.4%	BBB+	513,412	544,302	3.7%	BBB+
Other Finance	58,702	62,035	0.4%	A-	63,037	67,073	0.5%	BBB+
Total Financial Institutions	$5,092,474	$5,279,879	32.7%		$4,789,568	$5,066,408	34.0%
Industrials
Basic	906,508	889,654	5.5%	BBB	893,754	921,843	6.2%	BBB
Capital Goods	909,546	912,370	5.6%	BBB	657,388	694,700	4.7%	BBB
Communications	1,666,341	1,707,885	10.6%	BBB	1,448,054	1,572,181	10.6%	BBB+
Consumer Cyclical	805,061	823,400	5.1%	BBB+	665,675	709,100	4.8%	BBB+
Consumer Noncyclical	1,527,762	1,577,355	9.8%	BBB+	1,299,879	1,397,510	9.4%	BBB+
Energy	1,954,763	1,914,710	11.8%	BBB+	1,647,847	1,699,885	11.2%	BBB
Technology	521,364	532,384	3.3%	BBB+	465,256	485,833	3.3%	BBB+
Transportation	600,905	621,471	3.8%	A-	453,106	486,736	3.3%	A-
Other Industrial	112,294	119,999	0.7%	BBB+	108,371	118,279	0.8%	A-
Total Industrials	$9,004,544	$9,099,228	56.2%		$7,639,330	$8,086,067	54.3%
Utilities
Electric	1,289,487	1,358,435	8.4%	BBB+	1,192,487	1,309,874	8.8%	BBB+
Natural Gas	256,190	265,816	1.6%	A-	234,761	251,110	1.7%	A-
Other Utility	158,667	170,089	1.1%	BBB+	154,458	172,124	1.2%	A-
Total Utilities	$1,704,344	$1,794,340	11.1%		$1,581,706	$1,733,108	11.7%
Total	$15,801,362	$16,173,447	100.0%	BBB+	$14,010,604	$14,885,583	100.0%	BBB+

(1) The Average Credit Rating designations are based on the weighted average ratings from nationally recognized rating organizations, primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the NAIC.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		September 30, 2015			June 30, 2015			March 31, 2015			December 31, 2014			September 30, 2014
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$16,479,884	$18,012,729	65.7%	$16,880,974	$18,443,284	65.7%	$14,515,363	$16,887,466	65.4%	$14,855,946	$16,866,777	66.1%	$14,590,478	$16,236,196	66.3%
2	BBB	7,567,172	7,691,301	28.1%	7,686,514	7,881,514	28.1%	6,957,089	7,450,140	28.9%	6,880,383	7,258,299	28.5%	6,530,399	6,895,202	28.2%
3	BB	1,061,245	1,015,762	3.7%	932,629	950,069	3.4%	799,090	825,796	3.2%	750,152	760,531	3.0%	729,311	751,110	3.1%
4	B	414,775	389,089	1.4%	510,894	504,272	1.8%	419,277	404,081	1.6%	387,456	372,375	1.5%	425,094	421,100	1.7%
5	CCC	261,015	246,211	0.9%	246,203	242,930	0.9%	219,271	214,370	0.8%	212,905	208,346	0.8%	152,363	150,845	0.6%
6	In or near default	60,704	56,696	0.2%	48,118	41,906	0.1%	23,626	19,370	0.1%	18,755	14,644	0.1%	25,296	20,998	0.1%
	Total	$25,844,795	$27,411,788	100.0%	$26,305,332	$28,063,975	100.0%	$22,933,716	$25,801,223	100.0%	$23,105,597	$25,480,972	100.0%	$22,452,941	$24,475,451	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the National Association of Insurance Commissioners (NAIC) statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology. All other securities will continue to utilize the Nationally Recognized Statistical Rating Organizations (NRSRO) ratings, as available, or equivalent rating based on information from the NAIC.

(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$614,272	$657,066	$626,139	$656,940	$644,367	$692,101	$639,936	$677,352	$597,413	$625,070
Non-agency	619,886	626,394	528,593	533,939	428,048	435,573	351,931	360,544	367,023	375,647
Total residential mortgage-backed securities	1,234,158	1,283,460	1,154,732	1,190,879	1,072,415	1,127,674	991,867	1,037,896	964,436	1,000,717
Commercial mortgage-backed securities	1,441,845	1,491,951	1,471,419	1,525,469	1,448,372	1,534,274	1,453,657	1,532,591	1,404,648	1,481,822
Asset-backed securities	1,055,760	1,061,372	1,051,093	1,062,624	1,082,883	1,098,112	1,059,660	1,069,586	993,028	1,006,048
Total	$3,731,763	$3,836,783	$3,677,244	$3,778,972	$3,603,670	$3,760,060	$3,505,184	$3,640,073	$3,362,112	$3,488,587

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$359,324	79.5%	$369,658	94.0%	$71,886	72.3%	$110,346	81.8%	$107,731	89.1%
20% or more for less than six months	69,197	15.3%	9,253	2.3%	14,581	14.7%	13,698	10.1%	683	0.6%
20% or more for six months or greater	14,480	3.2%	10,328	2.6%	11,546	11.6%	9,254	6.9%	9,510	7.9%
Total	$443,001	98.0%	$389,239	98.9%	$98,013	98.6%	$133,298	98.8%	$117,924	97.6%

Equity Securities

	September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$4,127	0.9%	$3,654	0.9%	$712	0.7%	$1,619	1.2%	$2,926	2.4%
20% or more for less than six months	3,687	0.8%	948	0.2%	737	0.7%	—	0.0%	—	0.0%
20% or more for six months or greater	1,243	0.3%	—	0.0%	—	0.0%	2	0.0%	2	0.0%
Total	$9,057	2.0%	$4,602	1.1%	$1,449	1.4%	$1,621	1.2%	$2,928	2.4%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturities and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of September 30, 2015
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$4,647,733	$216,291	$302,808	$30,784	$4,950,541	$247,075
Canadian and Canadian provincial governments	81,615	929	—	—	81,615	929
Residential mortgage-backed securities	231,621	2,363	66,339	3,247	297,960	5,610
Asset-backed securities	289,210	3,234	182,478	6,193	471,688	9,427
Commercial mortgage-backed securities	222,799	3,499	24,236	1,122	247,035	4,621
U.S. government and agencies	909,226	40,963	—	—	909,226	40,963
State and political subdivisions	128,633	4,204	13,206	3,542	141,839	7,746
Other foreign government, supranational, and foreign government-sponsored enterprises	293,121	9,368	37,900	3,353	331,021	12,721
Investment grade securities	6,803,958	280,851	626,967	48,241	7,430,925	329,092

Below investment grade securities:
Corporate securities	659,513	60,972	112,210	22,565	771,723	83,537
Residential mortgage-backed securities	42,309	445	8,797	354	51,106	799
Asset-backed securities	6,905	85	13,677	1,847	20,582	1,932
Commercial mortgage-backed securities	3,238	262	7,280	3,566	10,518	3,828
State and political subdivisions	—	—	—	—	—	—
Other foreign government, supranational, and foreign government-sponsored enterprises	87,340	16,297	20,541	7,516	107,881	23,813
Below investment grade securities	799,305	78,061	162,505	35,848	961,810	113,909
Total fixed maturity securities	$7,603,263	$358,912	$789,472	$84,089	$8,392,735	$443,001

Non-redeemable preferred stock	38,857	5,481	6,411	2,273	45,268	7,754
Other equity securities	25,619	1,303	—	—	25,619	1,303
Total equity securities	$64,476	$6,784	$6,411	$2,273	$70,887	$9,057

	As of December 31, 2014
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$1,225,767	$27,784	$614,294	$30,040	$1,840,061	$57,824
Canadian and Canadian provincial governments	—	—	1,235	7	1,235	7
Residential mortgage-backed securities	78,864	846	135,414	5,247	214,278	6,093
Asset-backed securities	332,785	4,021	109,411	4,289	442,196	8,310
Commercial mortgage-backed securities	78,632	564	28,375	2,461	107,007	3,025
U.S. government and agencies	81,317	89	32,959	426	114,276	515
State and political subdivisions	13,780	17	18,998	3,438	32,778	3,455
Other foreign government, supranational, and foreign government-sponsored enterprises	156,725	7,007	76,111	2,946	232,836	9,953
Investment grade securities	1,967,870	40,328	1,016,797	48,854	2,984,667	89,182

Below investment grade securities:
Corporate securities	415,886	29,316	32,567	3,404	448,453	32,720
Residential mortgage-backed securities	22,836	293	6,284	225	29,120	518
Asset-backed securities	12,448	274	7,108	1,791	19,556	2,065
Commercial mortgage-backed securities	3,288	249	5,580	5,385	8,868	5,634
State and political subdivisions	964	43	—	—	964	43
Other foreign government, supranational, and foreign government-sponsored enterprises	13,986	3,136	—	—	13,986	3,136
Below investment grade securities	469,408	33,311	51,539	10,805	520,947	44,116
Total fixed maturity securities	$2,437,278	$73,639	$1,068,336	$59,659	$3,505,614	$133,298

Non-redeemable preferred stock	11,619	235	19,100	1,292	30,719	1,527
Other equity securities	—	—	3,545	94	3,545	94
Total equity securities	$11,619	$235	$22,645	$1,386	$34,264	$1,621

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2015	2015	2015	2014	2014		2015	2014	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(23,111)	$(4,137)	$(2,527)	$(6,347)	$(246)	$(22,865)	$(29,775)	$(1,419)	$(28,356)
Gain on investment activity	13,792	20,009	19,201	13,662	8,819	4,973	53,002	51,773	1,229
Loss on investment activity	(22,186)	(14,475)	(13,596)	(11,480)	(6,355)	(15,831)	(50,257)	(19,815)	(30,442)
Net gain/(loss) on fixed maturity and equity securities	(31,505)	1,397	3,078	(4,165)	2,218	(33,723)	(27,030)	30,539	(57,569)

Other impairment losses and change in mortgage loan provision	(636)	143	(4,168)	371	(2,041)	1,405	(4,661)	(5,686)	1,025
Other non-derivative gain/(loss), net	(2,006)	976	17,375	2,759	2,298	(4,304)	16,345	19,863	(3,518)

Free-standing Derivatives:
Credit default swaps	(8,407)	(187)	2,658	2,658	(1,389)	(7,018)	(5,936)	1,280	(7,216)
Interest rate swaps - non-hedged	42,014	(41,729)	29,344	33,812	9,114	32,900	29,629	61,017	(31,388)
Interest rate swaps - hedged	—	—	7	10	8	(8)	7	9	(2)
Foreign currency swaps - hedged (1)	(2,135)	—	—	—	—	(2,135)	(2,135)	—	(2,135)
Futures	16,655	(2,183)	(7,331)	(6,728)	6,446	10,209	7,141	(2,822)	9,963
CPI swaps	(250)	168	(71)	(536)	(274)	24	(153)	193	(346)
Equity options	15,149	(2,605)	(8,067)	(5,724)	1,017	14,132	4,477	(16,748)	21,225
Currency forwards	707	(1,433)	(220)	(5,746)	(5,277)	5,984	(946)	(2,945)	1,999
Bond forwards	610	1,495	(840)	—	—	610	1,265	—	1,265
Interest rate options	—	—	3,276	11,490	865	(865)	3,276	4,151	(875)
Total free-standing derivatives	64,343	(46,474)	18,756	29,236	10,510	53,833	36,625	44,135	(7,510)

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	(46,169)	(23,098)	(2,325)	(14,523)	56,812	(102,981)	(71,592)	212,888	(284,480)
GMXB	(95,373)	50,878	(25,133)	(52,901)	(47,479)	(47,894)	(69,628)	(76,323)	6,695
Total embedded derivatives	(141,542)	27,780	(27,458)	(67,424)	9,333	(150,875)	(141,220)	136,565	(277,785)

Net gain/(loss) on total derivatives	(77,199)	(18,694)	(8,702)	(38,188)	19,843	(97,042)	(104,595)	180,700	(285,295)

Total investment related gains / (losses), net	$(111,346)	$(16,178)	$7,583	$(39,223)	$22,318	$(133,664)	$(119,941)	$225,416	$(345,357)
(1) The company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net gains/(losses) on total derivatives.

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